UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 28, 2004

iVillage, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-25469	13-3845162
(Commission File Number)	(IRS Employer Identification No.)

500 Seventh Avenue, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

(212) 600-6000
(Registrant’s Telephone Number Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     □      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     □      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     □      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     □      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

	(d)	(1)	At a meeting of the Board of Directors of iVillage Inc. (the “Company”) held on September 28, 2004, Ajit Dalvi was appointed to the Board of Directors of the Company. Mr. Dalvi fills a vacancy in Class III.

		(2)	Not applicable.

		(3)	Not applicable.

		(4)	Not applicable.

ITEM 9.01	Financial Statements and Exhibits.

	(c)		Exhibits
99.1 Press Release issued September 29, 2004, by iVillage Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVILLAGE INC.
(Registrant)

Date: September 30, 2004	By:	/s/ Jeremy J. Wolk

Jeremy J. Wolk
Assistant Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release issued September 29, 2004, by iVillage Inc.